                             LETTER OF TRANSMITTAL

                                TO TENDER SHARES
                                       OF
                                  COMMON STOCK
                                       OF

                             MCFARLAND ENERGY, INC.

             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 23, 1997
                                       BY

                        MONTEREY ACQUISITION CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                            MONTEREY RESOURCES, INC.

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
          12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JULY 21, 1997
             (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

                       The Paying Agent for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

        By Mail:                  By Hand:                 By Facsimile           By Overnight Courier:
   Tenders & Exchanges       Tenders & Exchanges           Transmission:           Tenders & Exchanges
 PO Box 2569-Suite 4660   c/o The Depository Trust        (201) 222-4720          14 Wall Street, Suite
 Jersey City, New Jersey           Company                      or                        4680
       07303-2569              55 Water Street            (201) 222-4721                8th Floor
                                   DTC TAD                 (for Eligible        New York, New York 10005
                              Vietnam Veteran's         Institutions Only)
                               Memorial Plaza
                          New York, New York 10041

                   To Confirm Receipt of Guaranteed Delivery:
                                 (201) 222-4707

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined in the Offer to Purchase, dated June 23, 1997 (the "Offer to Purchase")), are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of shares are made by book-entry transfer to an account maintained by First Chicago Trust Company of New York (the "Paying Agent") at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Paying Agent on or prior to the Expiration Date, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER.
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE PAYING AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

                 Name of Tendering Institution:

                 Check Box of Book-Entry Transfer Facility:

                      [ ]  The Depository Trust Company

                      [ ]  Philadelphia Depository Trust Company

          Account No.           Transaction Code No.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

                 Name(s) of Registered Holder(s):

             Window Ticket Number (if any):

             Date of Execution of Notice of Guaranteed Delivery:

             Name of Institution which Guaranteed Delivery:

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         SHARE CERTIFICATE(S) AND
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                             SHARE(S) TENDERED
         APPEAR(S) ON SHARE CERTIFICATES)                          (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                            SHARE               REPRESENTED             NUMBER OF
                                                         CERTIFICATE              BY SHARE                SHARES
                                                          NUMBER(S)           CERTIFICATE(S)*           TENDERED**
                                                    ===============================================================
                                                    ===============================================================
                                                    ---------------------------------------------------------------
                                                    Total Shares --------------------------------
========================================================================================================================
     * Need not be completed by Book-Entry Stockholders.
    ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the
       Paying Agent are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Monterey Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Monterey Resources, Inc., a Delaware corporation ("Monterey"), the described shares of Common Stock, par value $1.00 per share (the "Shares"), of McFarland Energy, Inc., a Delaware corporation (the "Company"), at a price of $18.55 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 23, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Monterey or one or more of Monterey's subsidiaries or affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is declared or paid by the Company on or after June 16, 1997 and is payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and constitutes and irrevocably appoints the Paying Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (and any Distributions) or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Paying Agent, as the undersigned's agent, of the purchase price, (ii) present Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of Shares (and any Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints R. Graham Whaling and Terry L. Anderson, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned or postponed meeting) of the Company, or by consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the tendered Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to the Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser or its designees is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Paying Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Paying Agent for the account of the Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer,

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that either or both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Share Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return Share Certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated on the front cover.

Issue check and/or certificates to:

Name:
--------------------------------------------
                                    (PLEASE PRINT)

Address:
------------------------------------------

----------------------------------------------------

----------------------------------------------------
                               (INCLUDE ZIP CODE)

----------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                        (SEE SUBSTITUTE FORM W-9 BELOW)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

Mail check and/or certificates to:

Name:
--------------------------------------------
                                    (PLEASE PRINT)

Address:
------------------------------------------

----------------------------------------------------

----------------------------------------------------
                               (INCLUDE ZIP CODE)

    SIGN HERE
    (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)                    SIGN
                                                                   HERE
    X                                                               7/8
    ------------------------------------------------------------
    X
    ------------------------------------------------------------
    Signature(s) of Owner(s)
    Dated:
    ------------------------------------------------------------
    (Must be signed by the registered holder(s) exactly as
    name(s) appear(s) on the Share Certificate(s) or on a
    security position listing or by person(s) authorized to
    become registered holder(s) by certificates and documents
    transmitted herewith. If signature is by trustees,
    executors, administrators, guardians, attorneys-in-fact,
    officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary
    information. See Instruction 5.)
    Name(s):
    ============================================================
    (Please Print)
    Capacity (Full Title):
    ------------------------------------------------------------
    Address:
    ============================================================
    (Include Zip Code)
    Area Code and Telephone Number:
    ------------------------------------------------------------
    Tax Identification or Social Security No.:
    ------------------------------------------------------------
    (See Substitute Form W-9 Below)
    GUARANTEE OF SIGNATURE(S)
    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
    Authorized Signature:
    ------------------------------------------------------------
    Name:
    ------------------------------------------------------------
    Name of Firm:
    ------------------------------------------------------------
    Address:
    ============================================================
    ------------------------------------------------------------
    (Include Zip Code)
    Area Code and Telephone Number:
    ------------------------------------------------------------
    Dated:
    ------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered holder of the Shares tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" or (b) if such Shares are tendered for the account of a bank or trust company in the United States or by a firm that is a member of the National Association of Securities Dealers, Inc. or of a registered national securities exchange which is a member of a recognized member of a Medallion Signature Guarantee Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Paying Agent's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth herein prior to the Expiration Date and, if later, stockholders who cannot deliver their Share Certificates and all other required documents to the Paying Agent prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis must tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Paying Agent on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. If Share Certificates are forwarded separately to the Paying Agent, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Paying Agent with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Paying Agent is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The stockholder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has (have) been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent for the Company, First Chicago Trust Company of New York. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE PAYING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

------------------------------------------------------------------------------------------------------------------------------

                                      PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

 -------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE      -------------------------------------------
 FORM W-9                           BOX AT RIGHT AND CERTIFY BY SIGNING AND                 Social Security Number
 DEPARTMENT OF THE TREASURY,        DATING BELOW.                                                     or
 INTERNAL REVENUE SERVICE                                                         -------------------------------------------
                                                                                        Employer Identification Number
                                   ----------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                PART 2 -- Certification -- Under penalties of perjury, I certify that:
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")                     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                        (c) the IRS has notified me that I am no longer subject to backup withholding.
                                        Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                                   ----------------------------------------------------------------------------------------------
                                    Signature                                                      PART 3 --
                                    Date                                                       Awaiting TIN [ ]

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature
---------------------------------------------                               Date
------------------------, 1997

     Any questions or requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                          Carlstadt, New Jersey 07072
                         Call Toll-Free: (888) 264-3343
                          Call Collect: (201) 896-1900